UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

GLOBAL QUEST, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-55541	47-2845375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9200 E Mineral Ave., Suite 350, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-9994

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On May 11, 2017, the Securities and Exchange Commission (the “Commission”) announced the temporary suspension, pursuant to Section 12(k) of the Securities Exchange Act of 1934 (the “Exchange Act”), of trading in the securities of Global Quest, Ltd., a Nevada corporation (the “Company”), commencing at 9:30 a.m. EDT on May 12, 2017, and terminating at 11:59 p.m. EDT on May 25, 2017.

The Commission cited concerns regarding the accuracy and adequacy of information in the marketplace, including on the Company’s website, regarding the Company’s business operations.

On May 12, 2017, the Company received a letter from the staff of the Commission’s New York Regional Office stating that the staff was conducting an investigation involving the Company to determine if violations of the federal securities laws have occurred and requesting the voluntary production of certain documents. The Company intends to fully cooperate with the staff and is continuing doing business as usual.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL QUEST, LTD.

Dated: May 16, 2017	By:	/s/ Richard C. Weiner
Richard C. Weiner
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)

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